EXHIBIT 10
NAVISTAR INTERNATIONAL CORPORATION
AND CONSOLIDATED SUBSIDIARIES
______________________________

MATERIAL CONTRACTS

The following documents of Navistar International Corporation, its principal subsidiary, Navistar, Inc., and its indirect subsidiary, Navistar Financial Corporation are incorporated herein by reference:

10.89
Amendment No. 6 to the Note Purchase Agreement, dated as of February 24, 2016, among Navistar Financial Securities Corporation, as the seller, Navistar Financial Corporation, as the servicer, Credit Suisse AG, New York Branch, as a managing agent, Credit Suisse AG, Cayman Islands Branch, as a committed purchaser, Alpine Securitization Corp., as a conduit purchaser, New York Life Insurance Company, as a managing agent and a committed purchaser, New York Life Insurance and Annuity Corporation, as a managing agent and a committed purchaser, and Bank of America, National Association, as administrative agent, as a managing agent and as a committed purchaser. Filed as Exhibit 10.1 to Current Report on Form 8-K dated February 24, 2016 and filed on February 29, 2016. Commission File No. 001-09618.

10.90
Amended and Restated Employment and Services Agreement, dated April 22, 2016, among Navistar International Corporation, Navistar, Inc. and Troy A. Clarke. Filed as Exhibit 10.1 to Current Report on Form 8-K dated and filed on April 22, 2016. Commission File No. 001-09618.

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